UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2013

Resource America, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-4408	72-0654145
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Crescent Drive, Suite 203, Navy Yard Corporate Center Philadelphia, PA		19112
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 215-546-5005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Pursuant to the provisions of Section 8.6 of the amended and restated bylaws of Resource America, Inc. (the “Company”), the Board of Directors of the Company has changed the Company’s fiscal year end from September 30 to December 31. The form on which the report covering the transition period will be filed is Form 10-Q for the quarter ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE AMERICA, INC.

Date: September 30, 2013	By:	/s/ Thomas C. Elliott
	Name:	Thomas C. Elliott
	Title:	Senior Vice President and Chief Financial Officer